WAIVER OF NOTICE OF EXERCISE OF PREJUDGMENT
REMEDY AND WAIVER OF JURY TRIAL

        WAIVER made this 25th day of June, 2002, by and among SWISS ARMY BRANDS, INC. (the "Borrower") and SWISS ARMY BRAND, LTD., SWISS ARMY BRANDS (SUISSE) S.A., EXCELSIOR ADVERTISING, INC., BEAR CUTLERY, INC. ("Bear"), SWISS ARMY BRANDS CH, INC. ("SWABCHI") (collectively, the "Guarantors") and SWISS ARMY RETAIL, INC ("Retail") in favor of FLEET NATIONAL BANK (the "Bank").

W I T N E S S E T H:

        WHEREAS, the Borrower and the Guarantors have entered into Temporary Modification to 2001 (Second) Amended and Restated Commercial Loan Agreement dated as of even date herewith (the "Temporary Modification"); and

        WHEREAS, Retail has entered into that Agreement of Guaranty and Suretyship dated as of even date herewith (the "Retail Guaranty")

        NOW THEREFORE, for a valuable consideration received by Borrower and the Guarantors, the receipt and sufficiency of which are hereby acknowledged, the Borrower and each of the Guarantors each:

  ACKNOWLEDGE AND AGREE THAT THE TRANSACTION OF WHICH THE TEMPORARY MODIFICATION AND THE RETAIL GUARANTY ARE PART, ARE COMMERCIAL TRANSACTIONS AS THAT TERM IS DEFINED IN SECTION 52-278a OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THE BORROWER, THE GUARANTORS AND RETAIL HEREBY VOLUNTARILY AND KNOWINGLY WAIVE AND RELINQUISH (A) ANY AND ALL RIGHTS WHICH THEY MAY HAVE PURSUANT TO ANY LAW OR CONSTITUTIONAL PROVISION, INCLUDING WITHOUT LIMITATION CHAPTER 903(a) OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, TO ANY NOTICE OR HEARING PRIOR TO ANY ATTEMPT BY THE BANK TO OBTAIN A PREJUDGMENT REMEDY AGAINST THE BORROWER AND/OR ANY OF THE GUARANTORS IN CONNECTION WITH SUCH TRANSACTIONS, AND (B) ALL RIGHTS UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY LAW, TO REQUEST THAT THE BANK POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE BORROWER AND/OR ANY OF THE GUARANTORS AND/OR RETAIL OR ANY OTHER PERSON OR ENTITY LIABLE IN CONNECTION WITH THIS TRANSACTION AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE BANK, AND THE BORROWER, THE GUARANTORS AND RETAIL EACH HEREBY CONSENT TO THE ISSUANCE OF ANY SUCH PREJUDGMENT REMEDY WITHOUT SUCH A BOND.

  CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN CONNECTICUT. THE BORROWER, THE GUARANTORS AND RETAIL WAIVE TRIAL BY JURY AND WAIVE ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

  Agreed to as of the date first above written.

                                                                                                              BORROWER:

                                                                                                              SWISS ARMY BRANDS, INC.

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                                                                                                                      Name
                                                                                                                      Title

GUARANTORS AND RETAIL:

SWISS ARMY BRAND, LTD.                                                EXCELSIOR ADVERTISING, INC.

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        Name                                                                                              Name
        Title                                                                                                 Title

SWISS ARMY BRANDS (SUISSE) S.A.                                SWISS ARMY BRANDS CH, INC.

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        Name                                                                                              Name
        Title                                                                                                 Title

BEAR CUTLERY, INC.                                                          SWISS ARMY RETAIL, INC.

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        Name                                                                                              Name
        Title                                                                                                 Title

ACCEPTED:
FLEET NATIONAL BANK

By————————————
            Kevin E. Burke
            Vice President